UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 13, 2006

ETRIALS WORLDWIDE, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-50531	20-0308891
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 Aerial Center Parkway, Morrisville, North Carolina	27560
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 653-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 6, 2006 the Board of Directors of etrials Worldwide, Inc. (the “Company”) approved, subject to stockholder approval, an amendment (the “Stock Plan Amendment”) to the Company’s 2005 Performance Equity Plan, as amended (the “Plan”). The Stock Plan Amendment, as approved by the Board, increased the maximum number of shares of the Company’s common stock that may be issued under the Plan from 2,100,000 shares to 3,200,000 shares (subject to adjustment in the event of stock splits and other similar events). At the Company’s annual meeting on June 13, 2006, the stockholders of the Company approved the Stock Plan Amendment and it became effective. A copy of the Plan, incorporating the Stock Plan Amendment, is filed as an exhibit hereto and is incorporated herein by reference.

On June 13, 2006, the Compensation Committee of the Board of Directors of the Company granted John K. Cline, the Company’s principal executive officer, options to purchase 500,000 shares of the Company’s common stock under the Plan, and granted James W. Clark, Jr., the Company’s principal financial officer, options to purchase 350,000 shares of the Company’s common stock under the Plan. In addition, also on June 13, 2006, the Compensation Committee of Board of Directors granted each member of the Company’s Board of Directors other than Mr. Cline, namely Hans Lindroth, Robert Brill, Donald Russell, Harold Ewen, Peter Coker and Peter Collins, options to purchase 50,000 shares of the Company’s common stock under the Plan. Finally, on that date the Compensation Committee of the Board of Directors also granted Robert Moreyra, a director of the Company’s wholly-owned subsidiary, etrials, Inc., options to purchase 25,000 shares of the Company’s common stock under the Plan. The exercise price of all of the options granted on June 13, 2006 to the Company’s officers and directors was $5.71, and the closing bid price on the date of the grant was $4.45 per share.

Item 3.02 Unregistered Sales of Equity Securities

Disclosure about the stock option grants to John Cline, James Clark, Hans Lindroth, Robert Brill, Donald Russell, Harold Ewen, Peter Coker, Peter Collins and Robert Moreyra contained in Item 1.01 is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

Exhibit	Description

99.1	etrials Worldwide, Inc. 2005 Performance Equity Plan, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 14, 2006	etrials Worldwide, Inc.

By: /s/ James W. Clark, Jr.
Name: James W. Clark, Jr.
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

99.1	etrials Worldwide, Inc. 2005 Performance Equity Plan, as amended*

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* Filed with this Report.